UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 4, 2024, (November 4, 2024)

NETWORK CN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30264	90-0370486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13/F, SPA Centre, 53-55 Lockhart Road, Wan Chai, Hong Kong

(Address of Principal Executive Offices)

(Zip Code)

852-9029 0586

(Registrant's telephone number, including area code)

_____________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NWCN	OTC market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Earlier this year, the Company's subsidiary, NCN (Beijing) Advertising Co., Ltd. ("Subsidiary") entered into a Cooperation Agreement with Jingcai Jia (Beijing) Technology Co., Ltd ("JINGCAI JIA"), which has signed agreements with over 50 Property Management Companies in China and the Subsidiary would be responsible for the sales and promotion of JINGCAI JIA products. These management companies oversee more than 50,000 communities across approximately 400 cities in China. JINGCAI JIA can sell household consumer products online and carry out advertising and marketing activities within the communities. It also facilitates our advertising and marketing initiatives, allowing us to reach all these communities with advertisements displayed at various locations, such as the garage entry, inside the lift and lift lobby. Marketing activities can also take place in the clubhouse or other communal spaces within these communities.

On November 1, 2024, the Company established a Letter of Intent with Jingcai Jia (Beijing) Technology Co., Ltd ("JINGCAI JIA"). According to the agreement, the Company will acquire 19.9% of new shares of JINGCAI JIA in exchange for a certain number of new shares of common stock of the Company. The number of shares issued will be determined based on a 10% discount on the average price of the 10-day closing trading days before the closing of the agreement.

With this agreement, the two companies will collaborate closely, pooling their resources such as customers, products, and services. They can leverage each other's networks and venture into new business opportunities.

Additionally, as a sales agent for various popular household products in China, which include Chinese white wines, electric appliances, and daily necessities, JINGCAI JIA will also introduce our services to their clientele. This partnership opens up significant business prospects for the company in the future, and the management is excited about this arrangement.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description

10.1	Letter of Intent
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2024

NETWORK CN INC.

By: /s/ Earnest Leung
Earnest Leung Chief Executive Officer